EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Executive Chairman and Principal Executive Officer of FARO Technologies, Inc. (the Company), hereby certify that the Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2023

/s/ Yuval Wasserman
Yuval Wasserman Executive Chairman (Principal Executive Officer)